AXP(SM)
                                                                 Progressive
                                                                        Fund
                                                      2000 SEMIANNUAL REPORT

American Express (R) Funds

(icon of) ruler


AXP Progressive Fund seeks to provide shareholders with long-term growth of capital.

The Power  of Patience

Everyone likes to get a bargain. In the investment world, bargains are known as "value" stocks -- stocks whose prices are believed to be low in relation to the true worth of their respective companies. In the case of AXP Progressive Fund, the focus is on small-company value stocks, which can get overlooked as investors try to find a new "high-flier." Many of these companies have already proved themselves in the marketplace and are financially sound. Patient investors may benefit, however, when such stocks get rediscovered and eventually rise to their fair values.


CONTENTS

From the Chairman                         3
From the Portfolio Manager                3
Fund Facts                                5
The 10 Largest Holdings                   6
Financial Statements                      7
Notes to Financial Statements            10
Investments in Securities                19

(picture of) Arne H. Carlson
Arne H. Carlson
Chariman of the board

From the Chairman

The financial markets have always had their ups and downs, but in recent months volatility has become more frequent and intense. While no one can say with certainty what the markets will do, American Express Financial Corporation, the Fund's investment manager, expects economic growth to continue this year, accompanied by a modest rise in long-term interest rates. But no matter what transpires, this is a great time to take a close look at your goals and investments. We encourage you to:

o Consult a professional investment advisor who can help you cut through mountains of data.

o Set financial goals that extend beyond those achievable through retirement plans of your employer.

o Learn as much as you can about your current investments.

The portfolio manager's letter that follows provides a review of the Fund's investment strategies and performance. The semiannual report contains other valuable information as well. The Fund's prospectus describes its investment objectives and how it intends to achieve those objectives. As experienced investors know, information is vital to making good investment decisions.

So, take a moment and decide again whether the Fund's investment objectives and management style fit with your other investments to help you reach your financial goals. And make it a practice on a regular basis to assess your investment options.


Arne H. Carlson

(picture of) Kurt Winters
Kurt Winters
Portfolio manager

From the Portfolio Manager

Although value stocks continued to take a back seat to growth stocks during the past six months, AXP Progressive Fund managed to generate a double-digit gain for the period. For the first half of the fiscal year -- October 1999 through March 2000 -- the total return for the Fund's Class A shares was 10.97% (excluding the sales charge).

The period got off to a strong start, as investors took encouragement from reports of continued low inflation and generally good corporate profits. The positive environment got even better during the fall, as concern about the potential impact of the Y2K computer bug faded away and excitement about the Internet continued to build. The stock market responded with a powerful advance that gathered momentum through the end of 1999 and into the new year.

MOOD SWINGS

At that point, the mood of the market changed, as worries about the possibility of higher inflation and higher interest rates resurfaced. The result for the stock market was a steady retreat through February. The market had one more rally left, though, as it rebounded in March to post its best monthly gain of the period.

The Fund's performance followed a roughly similar path, although its advances were muted by its value-oriented investment style, which remained largely out of favor as investors chased after momentum-driven, technology-related growth stocks, particularly those linked to the development of the Internet. The Fund's investments, on the other hand, were mainly concentrated in financial services, industrial, consumer and utility stocks.

I changed the asset mix somewhat as the period progressed, reducing financial services holdings in light of the possibility of higher interest rates and increasing the technology exposure given that sector's remarkable momentum. Even so, I continued to focus on stocks that offered relatively good investment value, as opposed to riskier, high-flying issues.

As for what the second half of the fiscal year may bring, I think it's worth noting that the Fund's best first-half performance came in March, when it was up just over 12% -- its best one-month gain in recent years. While it's too early to draw any firm conclusions, the rebound could indicate that the stock market is "broadening out" -- that is, allowing a wider range of stocks to more fully participate in market advances. If so, the Fund is well positioned for the possibility of such a shift in the market.


Kurt Winters

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)

March 31, 2000                                                      $7.93
Sept. 30, 1999                                                      $7.21
Increase                                                            $0.72

Distributions -- Oct. 1, 1999 - March 31, 2000

From income                                                         $0.06
From capital gains                                                  $  --
Total distributions                                                 $0.06

Total return*                                                     +10.97%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2000                                                      $7.80
Sept. 30, 1999                                                      $7.06
Increase                                                            $0.74

Distributions -- Oct. 1, 1999 - March 31, 2000

From income                                                         $  --
From capital gains                                                  $  --
Total distributions                                                 $  --

Total return*                                                     +10.48%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)

March 31, 2000                                                      $7.94
Sept. 30, 1999                                                      $7.22
Increase                                                            $0.72

Distributions -- Oct. 1, 1999 - March 31, 2000
From income                                                         $0.08
From capital gains                                                  $  --
Total distributions                                                 $0.08

Total return*                                                     +11.14%**

*Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

**The  total  return  is  a  hypothetical   investment  in  the  Fund  with  all
distributions reinvested.

The 10 Largest Holdings

                                         Percent                  Value
                                     (of net assets)     (as of March 31, 2000)
Kansas City Southern Inds                  2.98%              $11,876,562
TCF Financial                              2.37                 9,434,512
Southwest Airlines                         2.33                 9,277,171
Danaher                                    2.06                 8,221,200
SkyWest                                    1.99                 7,930,638
Hanover Compressor                         1.97                 7,860,125
Martin Marietta Materials                  1.97                 7,832,750
USA Networks                               1.83                 7,274,150
Petro-Canada                               1.82                 7,264,782
Houghton Mifflin                           1.70                 6,790,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities".

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                           The 10 holdings listed here
                           make up 21.02% of net assets


Financial Statements

Statement of assets and liabilities AXP Progressive Fund, Inc.
March 31, 2000 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   Investments in securities of unaffiliated issuers (identified cost $338,559,822)   $387,108,711
   Investments in securities of affiliated issuers (identified cost $5,613,940)          3,669,750
                                                                                         ---------
Total investments in securities (identified cost: $344,173,762)                        390,778,461
Cash in bank on demand deposit                                                             212,512
Dividends and accrued interest receivable                                                  499,919
Receivable for investment securities sold                                                6,944,625
                                                                                         ---------
Total assets                                                                           398,435,517
                                                                                       -----------
Liabilities
Capital shares payable                                                                      12,008
Accrued investment management services fee                                                   6,721
Accrued distribution fee                                                                     3,896
Accrued service fee                                                                          2,892
Accrued transfer agency fee                                                                  2,027
Accrued administrative services fee                                                            620
Other accrued expenses                                                                      77,106
                                                                                            ------
Total liabilities                                                                          105,270
                                                                                           -------
Net assets applicable to outstanding capital stock                                    $398,330,247
                                                                                      ============
Represented by
Capital stock-- $.01 par value (Note 1)                                               $    503,564
Additional paid-in capital                                                             360,522,851
Undistributed net investment income                                                        752,126
Accumulated net realized gain (loss)                                                   (10,052,905)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   46,604,611
                                                                                        ----------
Total -- representing net assets applicable to outstanding capital stock              $398,330,247
                                                                                      ============
Net assets applicable to outstanding shares:              Class A                     $323,374,628
                                                          Class B                     $ 64,792,322
                                                          Class Y                     $ 10,163,297
Net asset value per share of outstanding capital stock:   Class A shares 40,766,842   $       7.93
                                                          Class B shares  8,309,077   $       7.80
                                                          Class Y shares  1,280,512   $       7.94
                                                                          ---------   ------------

See accompanying notes to financial statements.

Statement of operations
AXP Progressive Fund, Inc.

Six months ended March 31, 2000 (Unaudited)

Investment income
Income:
Dividends                                                                   $ 3,450,207
Interest                                                                        322,894
   Less foreign taxes withheld                                                   (9,208)
                                                                                 ------
Total income                                                                  3,763,893
                                                                              ---------
Expenses (Note 2):
Investment management services fee                                            1,102,902
Distribution fee
   Class A                                                                      449,644
   Class B                                                                      376,328
Transfer agency fee                                                             397,004
Incremental transfer agency fee
   Class A                                                                       33,201
   Class B                                                                       15,085
Service fee -- Class Y                                                            5,080
Administrative services fees and expenses                                       130,624
Compensation of board members                                                     4,512
Custodian fees                                                                   12,480
Registration fees                                                                15,119
Audit fees                                                                       12,750
                                                                                 ------
Total expenses                                                                2,554,729
   Earnings credits on cash balances (Note 2)                                   (20,325)
                                                                                -------
Total net expenses                                                            2,534,404
                                                                              ---------
Investment income (loss) -- net                                               1,229,489
                                                                              ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (including $725,206 realized loss
on investments of affiliated issuers) (Note 3)                               15,687,849
   Foreign currency transactions                                                  1,724
                                                                                  -----
Net realized gain (loss) on investments                                      15,689,573
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        23,318,053
                                                                             ----------
Net gain (loss) on investments and foreign currencies                        39,007,626
                                                                             ----------
Net increase (decrease) in net assets resulting from operations             $40,237,115
                                                                            ===========


See accompanying notes to financial statements.


Statements of changes in net assets
AXP Progressive Fund, Inc.

                                                                      March 31, 2000    Sept. 30, 1999
                                                                     Six months ended     Year ended
                                                                        (Unaudited)

Operations and distributions
Investment income (loss)-- net                                        $   1,229,489     $   2,943,888
Net realized gain (loss) on investments                                  15,689,573       (25,804,699)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies    23,318,053        72,592,356
                                                                         ----------        ----------
Net increase (decrease) in net assets resulting from operations          40,237,115        49,731,545
                                                                         ----------        ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                            (3,259,643)       (2,498,090)
      Class B                                                                    --            (2,577)
      Class Y                                                              (105,288)          (53,923)
   Net realized gain
      Class A                                                                    --       (75,429,332)
      Class B                                                                    --       (15,387,157)
      Class Y                                                                    --        (1,410,207)
                                                                             ------        ----------
Total distributions                                                      (3,364,931)      (94,781,286)
                                                                         ----------       -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                               14,614,265       155,451,139
   Class B shares                                                         5,256,464        29,641,581
   Class Y shares                                                         2,280,312         4,170,853
Reinvestment of distributions at net asset value
   Class A shares                                                         3,068,967        73,244,867
   Class B shares                                                             1,745        15,209,816
   Class Y shares                                                           105,288         1,464,130
Payments for redemptions
   Class A shares                                                      (117,630,416)     (244,298,288)
   Class B shares (Note 2)                                              (30,197,046)      (36,435,799)
   Class Y shares                                                        (2,897,774)       (2,954,089)
                                                                         ----------        ----------
Increase (decrease) in net assets from capital share transactions      (125,398,195)       (4,505,790)
                                                                       ------------        ----------
Total increase (decrease) in net assets                                 (88,526,011)      (49,555,531)
Net assets at beginning of period                                       486,856,258       536,411,789
                                                                        -----------       -----------
Net assets at end of period                                           $ 398,330,247     $ 486,856,258
                                                                      =============     =============
Undistributed net investment income                                   $     752,126     $   2,887,568
                                                                      -------------     -------------

See accompanying notes to financial statements.

Notes to Financial Statements

AXP Progressive Fund, Inc. (Unaudited as to March 31, 2000)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in undervalued common stocks.

The Fund offers Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Progressive Fund, Inc. to the Lipper Mid-Cap Value Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $297,197 for the six months ended March 31, 2000.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19
o  Class B $20
o  Class Y $17

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B shares.

Under a Shareholder Agreement, the Fund's Class Y shares pay a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $133,845 for Class A and $55,306 for Class B for the six months ended March 31, 2000.

During the six months ended March 31, 2000, the Fund's custodian and transfer agency fees were reduced by $20,325 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $141,668,134 and $280,016,616, respectively, for the six months ended March 31, 2000. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $19,422 for the six months ended March 31, 2000.

Income from securities lending amounted to $1,144 for the six months ended March 31, 2000. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                             Six months ended March 31, 2000

                                         Class A          Class B       Class Y
Sold                                    2,016,274         738,812       311,854
Issued for reinvested distributions       421,630             237        14,483
Redeemed                              (16,244,346)     (4,250,923)     (400,367)
                                      -----------      ----------      --------
Net increase (decrease)               (13,806,442)     (3,511,874)      (74,030)

                                                Year ended Sept. 30, 1999

                                         Class A          Class B       Class Y
Sold                                   19,982,304       3,822,466       536,593
Issued for reinvested distributions     9,830,201       2,074,443       196,422
Redeemed                              (31,341,794)     (4,790,066)     (377,649)
                                      -----------      ----------      --------
Net increase (decrease)                (1,529,289)      1,106,843       355,366

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2000.

6. CAPITAL LOSS CARRYOVER
For federal income tax purposes, the Fund had a capital loss carryover of $25,742,474 as of Sept. 30, 1999, that will expire in 2007 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended Sept. 30,

Per share income and capital changesa

                                                                    Class A

                                                  2000b     1999      1998       1997       1996
Net asset value, beginning of period             $7.21     $7.93    $10.17    $  8.23      $7.66

Income from investment operations:
Net investment income (loss)                       .03       .05       .05        .08        .09

Net gains (losses) (both realized and unrealized)  .75       .65      (1.43)      2.54       .96

Total from investment operations                   .78       .70     (1.38)      2.62       1.05

Less distributions:
Dividends from net investment income              (.06)     (.05)     (.08)      (.08)      (.13)

Distributions from realized gains                   --     (1.37)     (.78)      (.60)      (.35)

Total distributions                               (.06)    (1.42)     (.86)      (.68)      (.48)

Net asset value, end of period                   $7.93     $7.21    $ 7.93     $10.17      $8.23

Ratios/supplemental data
Net assets, end of period (in millions)           $323      $394      $445       $491       $368

Ratio of expenses to average daily net assetsc   1.02%d     .99%     1.02%      1.10%      1.04%

Ratio of net investment income (loss)
to average daily net assets                       .68%d     .65%      .57%       .95%      1.21%

Portfolio turnover rate
(excluding short-term securities)                  33%       93%      116%        60%        56%

Total returne                                   10.97%     8.20%   (14.77%)    33.87%     14.39%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended March 31, 2000 (Unaudited).
c Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.


Fiscal period ended Sept. 30,

Per share income and capital changesa

                                                   Class B                                    Class Y

                                    2000b   1999    1998    1997    1996        2000b   1999    1998    1997    1996

Net asset value,
beginning of period                $7.06   $7.80  $10.03   $8.15   $7.63       $7.22   $7.94  $10.18   $8.24   $7.67

Income from investment operations:
Net investment  income (loss)         --    (.01)     --     .03     .06         .04     .06     .06     .09     .11

Net gains (losses)
(both  realized and unrealized)      .74     .64   (1.42)   2.49     .92         .76     .64   (1.43)   2.54     .95

Total from investment
operations                           .74     .63   (1.42)   2.52     .98         .80     .70   (1.37)   2.63    1.06

Less distributions:
Dividends from net
investment income                     --      --    (.03)   (.04)   (.11)       (.08)   (.05)   (.09)   (.09)   (.14)

Distributions from
realized gains                        --   (1.37)   (.78)   (.60)   (.35)         --   (1.37)   (.78)   (.60)   (.35)

Total distributions                   --   (1.37)   (.81)   (.64)   (.46)       (.08)  (1.42)   (.87)   (.69)   (.49)

Net asset value,
end of period                      $7.80   $7.06   $7.80  $10.03   $8.15       $7.94   $7.22   $7.94  $10.18   $8.24

Ratios/supplemental data
Net assets, end of period
(in millions)                        $65     $83     $84     $60     $25         $10     $10      $8      $7      $3

Ratio of expenses to
average daily net assetsc          1.79%d  1.76%   1.78%   1.87%   1.81%        .85%d   .89%    .95%    .98%    .87%

Ratio of net investment
income (loss) to average
daily net assets                    .09%d  (.12%)  (.21%)   .21%    .36%        .85%d   .75%    .62%   1.09%   1.31%

Portfolio turnover rate
(excluding short-term
securities)                          33%     93%    116%     60%     56%         33%     93%    116%     60%     56%

Total returne                     10.48%   7.49% (15.42%) 32.85%  13.51%      11.14%   8.32% (14.70%) 34.06%  14.56%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Six months ended March 31, 2000 (Unaudited).
c Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.

Investments in Securities

AXP Progressive Fund, Inc.
March 31, 2000 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.4%)
Issuer                                                       Shares           Value(a)



Aerospace & defense (3.4%)
General Dynamics                                              36,900         $1,835,775
Goodrich (BF)                                                124,400          3,568,725
Howmet Intl                                                  242,500(b)       4,895,469
Northrop Grumman                                              64,500          3,414,469
Total                                                                        13,714,438

Airlines (5.4%)
Northwest Airlines Cl A                                      193,500(b)       4,377,938
SkyWest                                                      202,700          7,930,638
Southwest Airlines                                           445,750          9,277,171
Total                                                                        21,585,747

Automotive & related (1.4%)
Tower Automotive                                             350,200(b)       5,734,525

Banks and savings & loans (7.7%)
Comerica                                                      46,100          1,930,438
CompuCredit                                                  101,800(b)       3,683,888
Southtrust                                                   165,900          4,220,081
Sovereign Bancorp                                            797,000          6,027,312
TCF Financial                                                396,200          9,434,512
UnionBanCal                                                  189,100          5,212,068
Total                                                                        30,508,299

Building materials & construction (2.0%)
Martin Marietta Materials                                    164,900          7,832,750

Chemicals (2.5%)
Air Products & Chemicals                                      69,100          1,965,031
Great Lakes Chemical                                         121,200          4,120,800
PPG Inds                                                      77,600          4,059,450
Total                                                                        10,145,281

Communications equipment & services (0.6%)
Com21                                                         29,100(b)       1,367,700
SBA Communications                                            19,400(b)         853,600
Total                                                                         2,221,300

Computers & office equipment (4.0%)
Affiliated Computer Services Cl A                             53,300(b)       2,025,400
Concord EFS                                                  101,800(b)       2,335,038
DAOU Systems                                               1,048,500(b,d)     3,669,750
DST Systems                                                   33,900(b)       2,201,381
Maxtor                                                       185,300(b)       2,397,319
Novell                                                        58,200(b)       1,665,975
Transaction Systems Architects Cl A                           59,800(b)       1,726,725
Total                                                                        16,021,588

Electronics (7.2%)
Analog Devices                                                39,800(b)       3,206,388
Atmel                                                         32,000(b)       1,652,000
LSI Logic                                                     55,300(b)       4,016,163
Microchip Technology                                          82,400(b)       5,417,800
Natl Semiconductor                                            48,500(b)       2,940,313
SCI Systems                                                  108,800(b)       5,854,799
Teradyne                                                      66,600(b)       5,477,850
Total                                                                        28,565,313

Energy (5.9%)
EOG Resources                                                304,100          6,443,119
Petro-Canada                                                 437,000(c)       7,264,782
Sunoco                                                       175,100          4,793,363
Tosco                                                        165,900          5,049,581
Total                                                                        23,550,845

Energy equipment & services (3.6%)
Hanover Compressor                                           138,200(b)       7,860,125
Jacobs Engineering Group                                     202,700(b)       6,537,075
Total                                                                        14,397,200

Financial services (8.0%)
AmeriCredit                                                  336,300(b)       5,485,893
Kansas City Southern Inds                                    138,200(b)      11,876,562
LaBranche                                                    324,500(b)       4,096,813
Lehman Brothers Holdings                                      59,800          5,800,599
Providian Financial                                           55,300          4,790,363
Total                                                                        32,050,230

Food (2.3%)
Suiza Foods                                                   73,700(b)       2,966,425
SUPERVALU                                                    331,700          6,281,569
Total                                                                         9,247,994

Furniture & appliances (1.0%)
Ethan Allen Interiors                                        152,000          3,800,000

Health care (3.1%)
Allergan                                                      60,800          3,039,999
Alpharma Cl A                                                 67,900          2,495,325
Bard (CR)                                                     64,500          2,495,344
Biomet                                                        82,900          3,015,488
IDEXX Laboratories                                            63,000(b)       1,468,688
Total                                                                        12,514,844

Health care services (1.0%)
McKesson HBOC                                                184,300          3,870,300

Industrial equipment & services (1.6%)
Ingersoll-Rand                                               147,400          6,522,450

Insurance (3.3%)
Aon                                                           21,400            690,150
Reinsurance Group of America                                 194,000          4,619,625
ReliaStar Financial                                           93,000          3,150,375
XL Capital Cl A                                               86,900(c)       4,812,088
Total                                                                        13,272,238

Leisure time & entertainment (0.7%)
Royal Caribbean Cruises                                       97,000          2,716,000

Media (4.0%)
Deluxe                                                        72,700          1,926,550
Houghton Mifflin                                             160,000          6,790,000
USA Networks                                                 322,400(b)       7,274,150
Total                                                                        15,990,700

Multi-industry conglomerates (5.9%)
Danaher                                                      161,200          8,221,200
Dover                                                         78,300          3,748,613
Electronics for Imaging                                       61,100(b)       3,666,000
Grainger (WW)                                                 92,100          4,996,425
Mettler-Toledo Intl                                           67,900(b)       2,779,656
Total                                                                        23,411,894

Paper & packaging (0.8%)
Fort James                                                   152,000          3,344,000

Real estate investment trust (1.1%)
Pinnacle Holdings                                             81,000(b)       4,475,250

Restaurants & lodging (1.4%)
Wendy's Intl                                                 276,400          5,579,825

Retail (3.9%)
American Eagle Outfitters                                    133,600(b)       5,068,450
Family Dollar Stores                                         244,100          5,080,331
Tiffany                                                       64,500          5,393,813
Total                                                                        15,542,594

Transportation (1.5%)
Werner Enterprises                                           341,000          5,797,000

Utilities -- electric (6.7%)
Allegheny Energy                                             174,600          4,812,413
LG&E Energy                                                  194,000          4,437,750
Northeast Utilities                                          291,000          6,256,499
Pinnacle West Capital                                        218,200          6,150,512
Reliant Energy                                               213,400          5,001,563
Total                                                                        26,658,737

Utilities -- gas (4.8%)
Coastal                                                       92,100          4,236,600
El Paso Energy                                                71,700          2,894,888
Equitable Resources                                          145,500          6,520,218
MCN                                                          213,400          5,335,000
Total                                                                        18,986,706

Utilities -- telephone (0.5%)
Brightpoint                                                  150,300(b)       1,841,175

Total common stocks
(Cost: $333,292,006)                                                       $379,899,223


See accompanying notes to investments in securities.

Short-term securities (2.7%)
Issuer                                     Annualized        Amount           Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
   06-02-00                                    6.03%      $9,500,000         $9,400,749
Federal Natl Mtge Assn Disc Nt
   06-22-00                                    6.11        1,500,000          1,478,489

Total short-term securities
(Cost: $10,881,756)                                                         $10,879,238

Total investments in securities
(Cost: $344,173,762)(e)                                                    $390,778,461

See accompanying notes to investments in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2000, the value of foreign securities represented 3.03% of net assets.

(d) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended March 31, 2000 are as follows:

Issuer          Beginning  Purchase    Sales      Ending    Dividend   Value(a)
                  cost       cost      cost        cost      income

DAOU Systems*  $6,912,502     $--   $1,298,562  $5,613,940     $--    $3,669,750

*Issuer was not an affiliate for the entire period ended March 31, 2000.

(e) At March 31, 2000, the cost of securities for federal income tax purposes was approximately $344,219,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                    $68,960,000
Unrealized depreciation                                    (22,401,000)
                                                           -----------
Net unrealized appreciation                                $46,559,000

AXP Progressive Fund
200 AXP Financial Center
Minneapolis, MN 55474


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                                                            U.S. POSTAGE
                                                                PAID
                                                              AMERICAN
                                                              EXPRESS



                                                          S-6450 P (5/00)


Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.